CONDENSED STATEMENTS OF OPERATIONS - USD ($)	2 Months Ended	3 Months Ended	6 Months Ended
	Dec. 31, 2019	Jun. 30, 2020	Jun. 30, 2020
CONDENSED STATEMENTS OF OPERATIONS
Formation and operating costs		$ 303,819	$ 303,819
Loss from operations		(303,819)	(303,819)
Interest income		25,917	25,917
Net Loss	$ (21,631)	$ (277,902)	$ (277,902)
Weighted average shares outstanding, basic and diluted	1,000	11,111,082	9,066,530
Basic and diluted loss per ordinary share	$ (21,631)	$ (0.03)	$ (0.03)